INTERCOMPANY AGREEMENT



         This Agreement (this  "Agreement"),  dated as of September 11, 2000, is
by  and  between  Citizens   Communications   Company,  a  Delaware  corporation
("Citizens"), and Electric Lightwave, Inc., a Delaware corporation ("ELI").


                              W I T N E S S E T H:


         WHEREAS, Citizens owns all of the issued and outstanding Class B Common Stock, par value $.01 per share of ELI (the "ELI Class B Common Stock") which represents approximately 97% of the combined voting power of all of the outstanding common stock of ELI; and

         WHEREAS, Citizens and ELI desire to provide compensation incentives for certain employees of ELI for high levels of performance and productivity; and

         WHEREAS, Citizens desires to grant to certain employees of ELI an aggregate of 205,000 shares of Citizens' common stock, par value, $.01 per share (the "Citizens Common Stock") in the form of restricted stock awards (the "Citizens Restricted Stock Awards") pursuant to (i) the Citizens Communications Company Equity Incentive Plan (the "Citizens Plan") and (ii) Restricted Stock Agreements dated as of September 11, 2000 substantially in the form attached hereto as Exhibit A (the "Restricted Stock Agreements"); and

         WHEREAS, in consideration for the Citizens Restricted Stock Awards, ELI desires to grant to Citizens a number of restricted shares of ELI Class B Common Stock (the "ELI Class B Restricted Shares") with a fair market value equivalent to the fair market value of the Citizens Restricted Stock Awards (the "ELI Restricted Stock Awards"); and

         WHEREAS, each of the Compensation Committee of the Board of Directors of Citizens and the Board of Directors of ELI has approved this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for good and other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                       Article I. RESTRICTED STOCK AWARDS

Section 1.01      Issuance of Citizens Restricted Stock Awards.
                  ---------------------------------------------

         Citizens hereby agrees to make Citizens Restricted Stock Awards to certain employees of ELI subject to the terms and conditions of the Citizens Plan and the Restricted Stock Agreements. The names of each of the employees of ELI who have been granted shares of Citizens Common Stock and the number of such

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shares  that have been  granted to each such  employee  pursuant  hereto are set forth on Exhibit B of this Agreement.


Section 1.02      Restrictions on Citizens Restricted Stock Awards.
                  -------------------------------------------------

         The Citizens Restricted Stock Awards shall be subject to the transfer restrictions set forth in Section 2 of the Restricted Stock Agreements. Such restrictions shall lapse as set forth in Section 3 of the Restricted Stock Agreements. The Citizens Restricted Stock Awards shall be subject to forfeiture as set forth in Section 4 of the Restricted Stock Agreements.

Section 1.03      Issuance of ELI Restricted Stock Awards.
                  ---------------------------------------

         In consideration for the Citizens Restricted Stock Awards, ELI hereby agrees to grant to Citizens a number of ELI Class B Restricted Shares having an aggregate fair market value equivalent to the aggregate fair market value of the Citizens Restricted Stock Awards. Citizens shall be entitled to all of the rights of a holder of shares of ELI Class B Common Stock with respect to the ELI Class B Restricted Shares including the right to vote such shares and to receive dividends and other distributions payable with respect to such shares since the date hereof. Any stock dividends payable with respect to such shares shall bear the same restrictions as the underlying shares. Said restrictions shall lapse at the same time as restrictions lapse on the underlying shares. The ELI Class B Restricted Shares shall be held in book entry form by ELI's transfer agent until all restrictions lapse or such shares are forfeited as provided herein. Upon lapse of all restrictions, a certificate or certificates representing the ELI Class B Restricted Shares shall be delivered to Citizens upon its request.

         The number of ELI Class B Restricted Shares to be issued pursuant to this Section 1.03 shall be determined using the ratio derived from the following formula:

(205,000 shares of Citizens Common Stock x $16.0625 average market price per share of Citizens Common Stock on
September 11, 2000) / $12.50 average market price per share of ELI Class A Com-mon Stock on September 11, 2000)=263,425 shares of ELI Class B Restricted Shares to be issued


Section 1.04      Restrictions on ELI Restricted Stock Awards.
                  -------------------------------------------

         The ELI Restricted Stock Awards shall be subject to the same restrictions on transfer that the Citizens Restricted Stock Awards are subject to as described in the first sentence of Section 1.02 hereto. In the event that the restrictions with respect to any of the shares underlying the Citizens Restricted Stock Awards shall lapse pursuant to the terms of Section 3 of the Restricted Stock Agreements, the restrictions with respect to a proportionate number of ELI Class B Restricted Shares determined in accordance with Section
1.03 hereto shall also lapse. In the event that any of the Citizens Restricted Stock Awards are forfeited pursuant to the terms of Section 4 of the Restricted Stock Agreements, a proportionate number of ELI Class B Restricted Shares determined in accordance with Section 1.03 shall also be forfeited by Citizens.

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

Section 1.05      Adjustment of Shares.
                  --------------------

         Notwithstanding anything contained herein to the contrary, in the event of any adjustment to the number of shares of Citizens Common Stock outstanding resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, share split, reverse share split, share distribution or combination of shares or the payment of a share dividend and the number of shares of Citizens Common Stock underlying the Citizens Restricted Stock Awards is changed, the ELI Class B Restricted Shares shall be proportionately adjusted in accordance with Section 1.03 hereto. In the event that there is an adjustment to the number of ELI Class B Restricted Shares, any additional number of shares to which Citizens may become entitled by reason of its ownership of the ELI Class B Restricted Shares shall immediately become subject to this Agreement and shall assume the same status with respect to restrictions as the ELI Class B Restricted Shares upon which such dividend was paid or in substitution for which such additional securities were distributed.

                   Article II. REPRESENTATIONS AND WARRANTIES

Section 2.01      Citizens Representations and Warranties.
                  ---------------------------------------

         Citizens hereby represents and warrants to ELI, as set forth below:

     (a) Organization; Corporate Power. Citizens is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and to conduct the business in which it is engaged.

     (b) Authorization. The execution and delivery by Citizens of this Agreement and the performance by Citizens of its obligations hereunder have been duly authorized by all requisite corporate action. The shares of Citizens Common Stock issued pursuant hereto have been duly authorized.

     (c) Validity of Agreement. This Agreement has been duly executed and delivered by Citizens and constitutes the legal, valid and binding obligation of Citizens, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and
(ii) as limited by general  equitable  principles.

     (d) Validity of Securities. Upon Citizens' receipt of the ELI Class B Restricted Shares issued in accordance with the terms of Section 1.03 hereto, the shares of Citizens Common Stock issued and delivered as Citizens Restricted Stock Awards in accordance with the terms of this Agreement will be duly and validly issued, fully paid and nonassessable.



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

     (e) Investment Representation. Citizens acknowledges that it is aware that the ELI Class B Restricted Shares have not been registered under the Securities Act of 1933, as amended (the "Act"). Citizens represents and warrants to ELI that Citizens is acquiring the ELI Class B Restricted Shares for investment purposes and not with a view to or for sale in connection with any distribution thereof or with any present intention of selling the ELI Class B Restricted Shares in connection with a distribution.

     (f) Restricted Securities. Citizens is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Act. Citizens understands that the ELI Class B Restricted Shares will be "restricted securities" under applicable federal securities laws and the rules of the Securities and Exchange Commission promulgated thereunder. Citizens acknowledges that it may dispose of the ELI Class B Restricted Shares only pursuant to an effective registration statement under the Act or an exemption from registration if available and only in compliance with the terms of this Agreement and that certain Registration Rights Agreement dated as of November 24, 1997 by and between Citizens and ELI (the "Registration Rights Agreement"). Citizens further understands that, except as provided in the Registration Rights Agreement, ELI has no obligation to register the sale of the ELI Class B Restricted Shares or take any other action so as to permit sales pursuant to the Act. Citizens further understands that applicable state securities laws may impose additional constraints upon the sale of securities.


   Section   2.02       ELI Representations and Warranties.
                        ----------------------------------

         ELI hereby represents and warrants to Citizens, as set forth below:

     (a) Organization; Corporate Power. ELI is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and to conduct the business in which it is engaged.

     (b) Authorization. The execution and delivery by ELI of this Agreement and the performance by ELI of its obligations hereunder have been duly authorized by all requisite corporate action. The ELI Class B Restricted Shares issued pursuant hereto have been duly authorized.

     (c) Validity of Agreement. This Agreement has been duly executed and delivered by ELI and constitutes the legal, valid and binding obligation of ELI, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by general equitable principles.

     (d) Validity of Securities. Upon receipt by the employees of ELI listed in Exhibit B hereto of the shares of Citizens Common Stock issued as Citizens Restricted Stock Awards in accordance with the terms of Section 1.01 hereto, the ELI Class B Restricted Shares issued in accordance with the terms of this




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

Agreement will be duly and validly issued, fully paid and nonassessable.


                          Article III. MISCELLANEOUS.

Section 3.01      Assignment.
                  ----------

         Except as set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The rights under this Agreement may not be assigned by either party hereto without the written consent of the other party. Nothing herein is intended to confer upon any party other than the parties or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

Section 3.02      Termination.
                  -----------

         This Agreement shall commence on the date hereof and shall remain in effect unless terminated by written amendment to this Agreement.

Section 3.03      Notices.
                  -------

         All notices, consents, waivers, and other communications under this Agreement will be deemed to have been duly given (i) when delivered by hand (with written confirmation of receipt), (ii) when sent by telefax (with written confirmation of receipt), (iii) when sent via e-mail (with electronic confirmation of receipt), (iv) if sent by a nationally recognized overnight delivery service (receipt requested), upon the first business day following such mailing or (v) when received by the addressee, if sent by a regular service mail delivery (receipt requested), in each case to the appropriate addresses set forth below (or to such other addresses as a party may designate by notice to the other parties):

                  If to Citizens, to it at:

                           Citizens Communications Company
                           Three High Ridge Park
                           Stamford, CT 06905
                           Attention:   Leonard Tow
                                        Chairman and Chief Executive Officer
                  If to ELI, at:

                           Electric Lightwave, Inc.
                           c/o Citizens Communications Company
                           Three High Ridge Park
                           Stamford, CT 06905


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

                           Attention:   Rudy Graf
                                        Chief Executive Officer

Section 3.04      Governing Law.
                  -------------

         This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware without giving effect to its conflict of law rules.

Section 3.05      Waivers; Amendments.
                  -------------------

         No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both of the parties. No waiver by either party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. The waiver of the observance of any term of this Agreement (either generally or in a particular instance and either retroactively or prospectively) shall be made only with the written consent of the party entitled to the benefit of such waiver.

Section 3.06      Headings.
                  --------

         The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect the construction and interpretation of this Agreement.

Section 3.07      Severability.
                  ------------

         The invalidity of all or any part of any section of this Agreement shall not render invalid the remainder of such section or the Agreement. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.


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


Section 3.08      Counterparts.
                  ------------

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

Section 3.09      Further Assurances.
                  ------------------

         Each of the parties hereto agrees to execute and deliver, without cost or expense to the other party, any and all such further instruments or documents and to take any and all such further action reasonably requested by the other party as may be necessary or convenient in order to effectuate this Agreement and the intent and purposes hereof.

Section 3.10      Entire Agreement.
                  ----------------

         This Agreement (together with the other agreements referred to herein) contains the entire agreement of the parties with respect to the subject matter set forth herein.


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


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                         CITIZENS COMMUNICATIONS COMPANY



                         By: /s/ Rudy Graf
                             ---------------------------------------------------
                              Name:  Rudy Graf
                              Title: President and Chief Operating Officer
                                     Citizens Communications Company


                         ELECTRIC LIGHTWAVE, INC.



                         By: /s/  Dave Sharkey
                             ---------------------------------------------------
                              Name:  Dave Sharkey
                              Title: President and Chief Operating Officer
                                     Electric Lightwave, Inc.





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

                                LIST OF EXHIBITS

EXHIBITS:

         EXHIBIT A:   Form of Restricted Stock Agreement
         EXHIBIT B:   List of ELI employees and number of shares of Citizens
                      Common Stock granted as Citizens Restricted Stock Awards to each such officer


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